Exhibit 25.1

FORM T-1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)     ☐

THE BANK OF NEW YORK MELLON
(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

CIT Group Inc.
(Exact name of obligor as specified in its charter)

Delaware	65-1051192
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

505 Fifth Avenue
New York, New York	10017
(Address of principal executive offices)	(Zip code)

Series A Senior Subordinated Secured Notes
(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005
(b)	Whether it is authorized to exercise corporate trust powers.
Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-154173).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152735).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 30th day of September, 2009.

THE BANK OF NEW YORK MELLON
By:	/S/ FRANCA M. FERRERA
	Name:	FRANCA M. FERRERA
	Title:	SENIOR ASSOCIATE

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON
of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2009, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS	Dollar Amounts In Thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	3,228,000
Interest-bearing balances	56,028,000
Securities:
Held-to-maturity securities	6,782,000
Available-for-sale securities	39,436,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	1,319,000
Securities purchased under agreements to resell	50,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	29,318,000
LESS: Allowance for loan and lease losses	414,000
Loans and leases, net of unearned income and allowance	28,904,000
Trading assets	6,282,000
Premises and fixed assets (including capitalized leases)	1,115,000
Other real estate owned	6,000
Investments in unconsolidated subsidiaries and associated companies	830,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	4,949,000
Other intangible assets	1,514,000

ASSETS	Dollar Amounts In Thousands
Other assets	11,560,000

Total assets	162,003,000

LIABILITIES
Deposits:
In domestic offices	57,327,000
Noninterest-bearing	32,885,000
Interest-bearing	24,442,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	74,161,000
Noninterest-bearing	2,846,000
Interest-bearing	71,315,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	414,000
Securities sold under agreements to repurchase	13,000
Trading liabilities	6,144,000
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	2,695,000
Not applicable
Not applicable
Subordinated notes and debentures	3,490,000
Other liabilities	5,064,000

Total liabilities	149,308,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	8,297,000
Retained earnings	7,991,000
Accumulated other comprehensive income	-5,097,000
Other equity capital components	0
Total bank equity capital	12,326,000
Noncontrolling (minority) interests in consolidated subsidiaries	369,000
Total equity capital	12,695,000

Total liabilities and equity capital	162,003,000

     I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
Thomas P. Gibbons,
Chief Financial Officer
     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell
Robert P. Kelly	Directors
Catherine A. Rein

FORM T-1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)     ☐

THE BANK OF NEW YORK MELLON
(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

CIT Group Funding Company of Delaware LLC
(Exact name of obligor as specified in its charter)

Delaware	98-0469146
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1 CIT Drive
Livingston, New Jersey	07039
(Address of principal executive offices)	(Zip code)

Series B Senior Subordinated Secured Notes
(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005
(b)	Whether it is authorized to exercise corporate trust powers.
          Yes.
2.	Affiliations with Obligor.
          If the obligor is an affiliate of the trustee, describe each such affiliation.
          None.
16.	List of Exhibits.
Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-154173).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152735).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE
     Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 30th day of September, 2009.

THE BANK OF NEW YORK MELLON
By:	/S/ FRANCA M. FERRERA
	Name:	FRANCA M. FERRERA
	Title:	SENIOR ASSOCIATE

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK MELLON
of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2009, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

ASSETS	Dollar Amounts In Thousands
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	3,228,000
Interest-bearing balances	56,028,000
Securities:
Held-to-maturity securities	6,782,000
Available-for-sale securities	39,436,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	1,319,000
Securities purchased under agreements to resell	50,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	29,318,000
LESS: Allowance for loan and lease losses	414,000
Loans and leases, net of unearned income and allowance	28,904,000
Trading assets	6,282,000
Premises and fixed assets (including capitalized leases)	1,115,000
Other real estate owned	6,000
Investments in unconsolidated subsidiaries and associated companies	830,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	4,949,000
Other intangible assets	1,514,000

ASSETS	Dollar Amounts In Thousands
Other assets	11,560,000

Total assets	162,003,000

LIABILITIES
Deposits:
In domestic offices	57,327,000
Noninterest-bearing	32,885,000
Interest-bearing	24,442,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	74,161,000
Noninterest-bearing	2,846,000
Interest-bearing	71,315,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	414,000
Securities sold under agreements to repurchase	13,000
Trading liabilities	6,144,000
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	2,695,000
Not applicable
Not applicable
Subordinated notes and debentures	3,490,000
Other liabilities	5,064,000

Total liabilities	149,308,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	8,297,000
Retained earnings	7,991,000
Accumulated other comprehensive income	-5,097,000
Other equity capital components	0
Total bank equity capital	12,326,000
Noncontrolling (minority) interests in consolidated subsidiaries	369,000
Total equity capital	12,695,000

Total liabilities and equity capital	162,003,000

     I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.
Thomas P. Gibbons,
Chief Financial Officer
     We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell
Robert P. Kelly	Directors
Catherine A. Rein